Exhibit 10.1

Form of

Convertible Note Purchase Agreement

This Convertible Note Purchase Agreement (the “Agreement”) dated as of [Month] [Day], 2022 (the “Effective Date”) among:

(a)        MOSAIC IMMUNOENGINEERING, INC., a Delaware corporation (the “Company”) and

(b)       And the persons and entities (each individually a “Purchaser,” and collectively, the “Purchasers”) named on the Schedule of Purchasers attached hereto (the “Schedule of Purchasers”)

Each of the Company and the Purchasers are, individually, a “Party” and are, collectively the “Parties.”

Background

A.        The Company desires to issue and sell (the “Offering”) up to an aggregate principal amount of up to $5,000,000 of convertible notes in substantially the form attached to this Agreement as Exhibit A (each a “Note” and, collectively, the “Notes”) for a purchase price equal to the principal amount thereof (the “Consideration”) set forth opposite each Purchaser’s name on the Schedule of Purchasers.

B.        The Offering is being conducted pursuant to the exemptions from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) of the Securities Act and Rule 506(b) (“Rule 506”) of Regulation D thereunder.

C.        The Purchaser (the Purchaser, together with the other purchasers of the Notes, are sometimes referred to collectively as the “Purchasers”) desires to purchase a Note.

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

1.             Definitions. Capitalized terms not otherwise defined in this Agreement will have the meanings set forth in this Section 1.

1.1              “Common Stock” means the Company’s common stock, $0.00001 par value per share.

1.2              “Conversion Stock” (for purposes of determining the type of Equity Securities issuable upon conversion of the Notes) means:

(a)               with respect to a conversion pursuant to Section 4.1, units of the Equity Securities issued in the Qualified Financing; and

(b)               with respect to a conversion pursuant to Section 4.2, Common Stock.

1.3              “Conversion Price” means:

(a)               with respect to a conversion pursuant to Section 4.1, the lesser of: (i) the product of (x) 100% less the Discount and (y) the lowest per unit purchase price of the Equity Securities issued for cash in the Qualified Financing; and (ii) $1.00 per share; and

(b)               with respect to a conversion pursuant to Section 4.2, $1.00 per share.

1.4              “Corporate Transaction” means:

(a)               the closing of the sale, transfer or other disposition, in a single transaction or series of related transactions, of all or substantially all of the Company’s assets;

(b)               the consummation of a merger or consolidation of the Company with or into another entity (except a merger or consolidation in which the holders of voting securities of the Company immediately prior to such merger or consolidation continue to hold a majority of the outstanding voting securities of the Company or the surviving or acquiring entity immediately following the consummation of such transaction); or

(c)               the closing of the transfer (whether by merger, consolidation or otherwise), in a single transaction or series of related transactions, to a “person” or “group” (within the meaning of Section 13(d) and Section 14(d) of the Exchange Act) of the Company’s voting securities if, after such closing, such person or group would become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the outstanding voting securities of the Company (or the surviving or acquiring entity).

For the avoidance of doubt, a transaction will not constitute a “Corporate Transaction” if its sole purpose is to change the state of the Company’s organization or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately prior to such transaction. Notwithstanding the foregoing, the sale of Equity Securities in a bona fide financing transaction will not be deemed a “Corporate Transaction.”

1.5              “Discount” means 20%.

1.6              “Eligible Purchaser” means a Purchaser who purchased at least (a) $50,000 of Notes or (b) an amount of Notes equivalent to that amount that such Purchaser also purchased of May 7 Notes.

1.7              “Equity Securities” means (a) Common Stock; (b) any securities conferring the right to purchase Common Stock; or (c) any securities directly or indirectly convertible into, or exchangeable for (with or without additional consideration) Common Stock. Notwithstanding the foregoing, the following will not be considered “Equity Securities”: (i) any security granted, issued or sold by the Company to any director, officer, employee, consultant or adviser of the Company for the primary purpose of soliciting or retaining their services; and (ii) any convertible promissory notes (including the Notes) issued by the Company.

1.8              “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.9              “Maturity” means, with respect to each Note issued under this Agreement, unless previously converted or repaid, upon the occurrence of a Corporate Transaction, unless otherwise converted into Conversion Stock pursuant to Section 4.2.

1.10            “May 7 Note Agreement” means that certain Convertible Note Agreement, dated May 7, 2021, between the Company and the investors set forth therein.

1.11            “May 7 Notes” means those certain convertible notes of the Company issued on May, 7 2021 to the investors specified in the May 7 Note Agreement.

1.12            “Note Documents” means this Agreement and the Notes.

1.13            “Notes” means the one or more promissory notes issued to each Purchaser pursuant to Section 2, the form of which is attached hereto as Exhibit A.

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1.14            “Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and its Subsidiaries taken as a whole, or (ii) the ability of the Company to perform its obligations under the Note Documents.

1.15             “Noteholder” means each person or entity holding a Note.

1.16            “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

1.17            “Preferred Stock” means the Company’s Series B Preferred Stock

1.18            “Qualified Financing” means the next sale (or series of related sales) by the Company of its Equity Securities following the date of this Agreement from which the Company receives gross proceeds of not less than Five Million Dollars ($5,000,000) (excluding, for the avoidance of doubt, the aggregate principal amount of the Notes).

1.19            “Requisite Noteholders” means such Noteholders holding an aggregate principal amount of 51% of the aggregate principal amount of the Notes then outstanding.

1.20            “Securities Act” means the Securities Act of 1933, as amended.

1.21            “Smaller Financing” means the next sale (or series of related sales) by the Company of its Equity Securities following the date of this Agreement from which the Company receives gross proceeds of less than a Qualified Financing (excluding, for the avoidance of doubt, the aggregate principal amount of the Notes).

1.22            “Subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

2.             Purchase and Sale of Notes. In exchange for the Consideration paid by each Purchaser, the Company will sell and issue to such Purchaser one or more Notes. The Consideration for each Note will be equal to the principal amount of such Note as set forth opposite such Purchaser’s name on the Schedule of Purchasers.

3.             Closings.

3.1              Initial Closing. The initial closing of the sale of the Notes in return for the Consideration paid by each Purchaser (the “Initial Closing”) will take place remotely via the exchange of documents and signatures on the date of this Agreement, or at such other time and place as the Company and the Purchasers purchasing a majority-in-interest of the aggregate principal amount of the Notes to be sold at the Initial Closing agree upon by email or in writing. At the Initial Closing, each Purchaser will deliver the Consideration to the Company in immediately available funds in accordance with the wire instructions set forth in Exhibit B and the Company will deliver to each Purchaser one or more executed Notes in return for the respective Consideration provided to the Company.

3.2              Subsequent Closings. In any subsequent closing (each a “Subsequent Closing”), the Company may sell additional Notes subject to the terms of this Agreement to any purchaser as the Company shall select; provided that the aggregate principal amount of Notes issued pursuant to this Agreement does not exceed Five Million Dollars ($5,000,000), and the final Subsequent Closing shall occur no later than June 30, 2022, unless extended by the Company. Any subsequent purchasers of Notes will become parties to, and will be entitled to receive Notes in accordance with, this Agreement. Each Subsequent Closing will take place remotely via the exchange of documents and signatures or at such locations and at such times as will be mutually agreed upon orally or in writing by the Company and such purchasers of additional Notes. The Schedule of Purchasers will be updated to reflect the additional Notes purchased at each Subsequent Closing and the parties purchasing such additional Notes.

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4.             Conversion. Each Note shall be convertible into Conversion Stock pursuant to this Section 4.

4.1              Qualified Financing Conversion.

(a)          The principal balance and unpaid accrued interest on each Note will automatically convert into Conversion Stock upon the closing of the Qualified Financing. The number of Conversion Stock the Company issues upon such conversion will equal the quotient (rounded down to the nearest whole unit) obtained by dividing (x) the outstanding principal balance and unpaid accrued interest under each converting Note on the date of conversion by (y) the applicable Conversion Price. At least five (5) days prior to the closing of the Qualified Financing, the Company will notify the holder of each Note in writing of the terms of the Equity Securities that are expected to be issued in such financing. The issuance of Conversion Stock pursuant to the conversion of each Note will be on, and subject to, the same terms and conditions applicable to the Equity Securities issued in the Qualified Financing.

(b)          Upon any Smaller Financing, each Noteholder will have right to convert the principal balance and unpaid accrued interest upon the closing of a Smaller Financing, subject to the same terms and conditions as set forth for a Qualified Financing under Section 4.1(a).

4.2              Corporate Transaction Conversion. In the event of a Corporate Transaction prior to the conversion of a Note pursuant to Section 4.1, at the closing of such Corporate Transaction, the holder of each Note may elect that either: (a) the Company will pay the holder of such Note an amount equal to the sum of (x) all accrued and unpaid interest due on such Note and (y) one and one-half (1.5) times the outstanding principal balance of such Note; or (b) such Note will convert into that number of Conversion Stock equal to the quotient (rounded down to the nearest whole unit) obtained by dividing (x) the outstanding principal balance and unpaid accrued interest of such Note on the date of conversion by (y) the applicable Conversion Price. The Company shall provide Purchaser at least fifteen (15) days’ notice of any proposed Corporate Transaction.

4.3              Mechanics of Conversion.

(a)               Surrender of Note. Upon the conversion of the Notes, pursuant to Section 4 of this Agreement, each Noteholder shall surrender all Notes held by it for cancellation to the principal office of the Company.

(b)               Certificates. As promptly as practicable after the conversion of each Note and the issuance of the Conversion Stock, the Company will issue and deliver to the holder thereof a certificate or certificates evidencing the Conversion Stock (if certificated), or if the Conversion Stock are not certificated, will deliver a true and correct copy of the Company’s unit register reflecting the Conversion Stock held by such holder. The Company will not be required to issue or deliver the Conversion Stock until the holder of such Note has surrendered the Note to the Company (or provided an instrument of cancellation or affidavit of loss). The conversion of the Notes pursuant to Section 4.1 and Section 4.2 may be made contingent upon the closing of the Qualified Financing or Corporate Transaction, as applicable.

(c)               Effect of Conversion. On and after the effective time of the conversion date, the Noteholder shall be treated for all purposes as the holder of the Conversion Stock issued thereunder. On and after the effective time of the conversion or the repayment of the Notes, the Company shall be forever released and discharged from all its obligations and liabilities under this Agreement and the Notes and the terms and conditions herein.

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4.4                   Amendment of May 7 Notes and May 7 Note Agreement for Eligible Purchasers.

(a)               The Company and each Eligible Purchaser agree that the applicable May 7 Note for each Eligible Purchaser shall be amended as follows:

(i)                 The Conversion Price set forth in the May 7 Note Agreement is hereby deleted in its entirety and replaced with the definition of Conversion Price set forth in Section 1.3 of this Agreement.

(ii)              A conversion related to a Qualified Financing under an Eligible Purchaser’s May 7 Note shall use the amended Conversion Price for purposes of Sections 1.18, 4.1, and 4.3 of the May 7 Note Agreement.

(b)               This amendment of the May 7 Notes and the May 7 Note Agreement shall strictly apply solely to Eligible Purchasers.

(c)               The Company and each Eligible Purchaser acknowledge and agree that upon execution of this Agreement by the Company and each Eligible Purchaser, this Section 4.4 serves as an amendment to the May 7 Note Agreement (and each applicable May 7 Note) for each Eligible Purchaser under Section 8.9 of the May 7 Note Agreement.

(d)               The Company and each Eligible Purchaser further acknowledge and agree that no other provisions of either (i) the applicable May 7 Notes for Eligible Purchasers or (ii) the related May 7 Note Agreement as applied to Eligible Purchasers are amended. The Company and each Eligible Purchaser agree that all other provisions of the May 7 Notes and May 7 Note Agreement are hereby ratified and acknowledged to be in full force and effect.

5.             No Rights as Stockholder. Neither this Agreement nor the Notes shall, except upon the Notes’ conversion into Conversion Stock, entitle the Noteholder to any of the rights of a stockholder of the Company.

6.             Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that, except as set forth in either the schedules delivered herewith (collectively, the “Disclosure Schedules”) or the SEC Reports (as such term is defined below):

6.1              Organization, Good Standing and Qualification. The Company and its Subsidiaries (as defined below) are each corporations duly organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation. Each has all requisite corporate power and authority to carry on their business as now conducted. Each of the Company and its Subsidiaries are duly qualified to do business as a foreign corporation and are in good standing in each jurisdiction in which the conduct of their business.

6.2              Authorization and Enforceability. The Company has all corporate power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Note Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Notes and the shares of common stock, $0.00001 par value per share (the “Common Stock”) of the Company issuable upon conversion thereof (the “Conversion Shares” and, together with the Notes, the “Securities”). The Note Documents, upon execution and delivery thereof by the Company, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally and to general equitable principles.

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6.3              Capitalization. The Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “10-K”) sets forth as of its date: (i) the authorized and outstanding capital stock of the Company; (ii) the number of shares of capital stock issuable pursuant to the Company’s stock plans; and (iii) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Notes) exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company. All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in full compliance with applicable state and federal securities law and any rights of third parties. All of the issued and outstanding shares of capital stock of the Subsidiary have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights, were issued in full compliance with applicable state and federal securities law and any rights of third parties and are owned by the Company, beneficially and of record, subject to no Lien (as defined below). No Person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company. Except as contemplated by the Note Documents and except as disclosed in the SEC Reports, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind. Except as disclosed in the SEC Reports and except for the Note Documents, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them. Except as disclosed in the SEC Reports, no Person has the right to require the Company to register any securities of the Company under the Securities Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person. For purposes of this Agreement, “Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

6.4              Governmental Approval. No action, consent or approval of, registration or filing with or any other action by any federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body (collectively, “Governmental Authority”) is or will be required in connection with the transactions contemplated hereby, except for such as have been made or obtained and are in full force and effect and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods.

6.5              Accuracy of Filings. Neither the 10-K nor any of the Company’s reports, schedules, forms, statements and other documents filed with the Securities and Exchange Commission (the “SEC”) since the filing of the 10-K (collectively, the “SEC Reports”), including, without limitation, the Company’s Quarterly Reports on Forms 10-Q, at the time of filing contained any untrue statement of a material fact or omitted to state a material fact required to make the statements contained therein, in light of the circumstances in which they were made, not misleading, except to the extent that such statements have been modified or superseded by later SEC Reports filed on a non-confidential basis filed prior to the date hereof.

6.6              No Material Adverse Effect. Since December 31, 2021, except as identified and described in the SEC Reports or as described in Section 2(f) of the Disclosure Schedules, no Material Adverse Effect has occurred with respect to the business, assets, liabilities, operations, condition (financial or otherwise), or operating results of the Company or its Subsidiaries, taken as a whole.

6.7              Title to Properties. The Company has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from Liens that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them.

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6.8              Intellectual Property.

(a)          All Intellectual Property (as defined below) of the Company necessary for the operation of the business as currently conducted is in material compliance with all legal requirements (including timely filings, proofs and payments of fees) and is valid and enforceable. No Intellectual Property of either the Company or its Subsidiaries, which is necessary for the conduct of Company’s and such Subsidiary’s respective businesses as currently conducted or as currently proposed to be conducted, has been or is now involved in any cancellation, dispute or litigation, and, to the Company’s knowledge, no such action is threatened. No patent of either the Company or its Subsidiaries has been or is now involved in any interference, reissue, re-examination or opposition proceeding. For purposes of this Agreement, “Intellectual Property” means all of the following: (A) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (B) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing; (C) copyrights and copyrightable works; (D) registrations, applications and renewals for any of the foregoing; and (E) proprietary computer software (including but not limited to data, data bases and documentation).

(b)          The Company and its Subsidiaries own or have the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company’s and each Subsidiary’s respective businesses as currently conducted or as currently proposed to be conducted and for the ownership, maintenance and operation of the Company’s and each Subsidiary’s properties and assets, free and clear of all Liens, adverse claims or obligations to license all such owned Intellectual Property and trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, processes, procedures and techniques, research and development information, computer program code, performance specifications, support documentation, drawings, specifications, designs, business and marketing plans, and customer and supplier lists and related information) (collectively, “Confidential Information”), other than licenses entered into in the ordinary course of the Company’s and each Subsidiary’s businesses. The Company and each Subsidiary have a valid and enforceable right to use all third party Intellectual Property and Confidential Information used or held for use in the respective businesses of the Company and its Subsidiaries.

(c)          To the knowledge of the Company, the conduct of the Company’s and each Subsidiary’s businesses as currently conducted does not infringe or otherwise impair or conflict with (collectively, “Infringe”) any Intellectual Property rights of any third party or any confidentiality obligation owed to a third party, and, to the Company’s knowledge, the Intellectual Property and Confidential Information of the Company and each Subsidiary which are necessary for the conduct of Company’s and such Subsidiary’s respective businesses as currently conducted or as currently proposed to be conducted are not being Infringed by any third party. There is no litigation or order pending or outstanding or, to the Company’s knowledge, threatened, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any Intellectual Property or Confidential Information of the Company and its Subsidiaries and the Company’s and each Subsidiary’s use of any Intellectual Property or Confidential Information owned by a third party, and, to the Company’s knowledge, there is no valid basis for the same.

(d)          The consummation of the transactions contemplated hereby and by the other Note Documents will not result in the alteration, loss, impairment of or restriction on the Company’s ownership or right to use any of the Intellectual Property or Confidential Information which is necessary for the conduct of Company’s business as currently conducted or as currently proposed to be conducted.

(e)          The Company has taken reasonable steps to protect the Company’s rights in its Intellectual Property and Confidential Information. Each employee, consultant and contractor who has had access to Confidential Information which is necessary for the conduct of the Company’s business as currently conducted or as currently proposed to be conducted has executed an agreement to maintain the confidentiality of such Confidential Information and has executed appropriate agreements that are substantially consistent with the Company’s standard forms thereof. Except under confidentiality obligations, there has been no material disclosure of any of the Company’s Confidential Information to any third party.

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6.9              Compliance with Laws. Except as described in the SEC Reports or as set forth in the Disclosure Schedules, there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its business, property or rights (i) that involve this Agreement or any Note Document or (ii) as to which, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect in the Company. Neither the Company nor its Subsidiaries nor any of their respective properties or assets is in violation of, nor will the continued operation of their properties and assets as currently conducted violate, any law, rule or regulation (including any applicable environmental law, ordinance, code or approval) or any restrictions of record or agreements affecting the properties, or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect in the Company or its Subsidiaries. The Company possesses adequate certificates, authorities or permits issued by appropriate Governmental Authorities necessary to conduct the business now operated by it, except where such failure has not had and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

6.10            Tax Returns. The Company has timely prepared and filed (or timely filed for an extension for) all tax returns required to have been filed by the Company with all appropriate Governmental Authorities and timely paid all taxes shown thereon or otherwise owed by it, other than taxes being contested in good faith and for which adequate reserves have been made on the Company’s financial statements included in the SEC Reports. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company nor, to the Company’s knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company, taken as a whole. All taxes and other assessments and levies that the Company is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper Governmental Authority or third party when due, other than taxes being contested in good faith and for which adequate reserves have been made on the Company’s financial statements included in the SEC Reports. There are no tax Liens or claims pending or, to the Company’s knowledge, threatened against the Company or any of its assets or property.

6.11            Rule 506 Compliance. To the Company’s knowledge, neither the Company nor any director, executive officer, other officer of the Company participating in the offering, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, and any promoter connected with the Company in any capacity on the date hereof (each, an “Insider”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2)(i) or (d)(3) of the Securities Act. The Company is not disqualified from relying on Rule 506 for any of the reasons stated in Rule 506(d) in connection with the issuance and sale of the Securities to the Purchaser pursuant to this Agreement. The Company has exercised reasonable care, including without limitation, conducting a factual inquiry that is appropriate in light of the circumstances, into whether any such disqualification under Rule 506(d) exists. The Company has furnished to the Purchaser, a reasonable time prior to the date hereof, a description in writing of any matters relating to the Company and the Insiders that would have triggered disqualification under Rule 506(d) but which occurred before September 23, 2013, in each case, in compliance with the disclosure requirements of Rule 506(e).

7.             Representations and Warranties of the Purchasers. In connection with the transactions contemplated by this Agreement, each Purchaser, severally and not jointly, hereby represents and warrants to the Company as follows:

7.1              Authorization. Each Purchaser has full power and authority (and, if such Purchaser is an individual, the capacity) to enter into this Agreement and to perform all obligations required to be performed by it hereunder. This Agreement, when executed and delivered by each Purchaser, will constitute such Purchaser’s valid and legally binding obligation, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

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7.2              Purchase Entirely for Own Account. Each Purchaser acknowledges that this Agreement is made with such Purchaser in reliance upon such Purchaser’s representation to the Company, which such Purchaser confirms by executing this Agreement, that the Notes~~,~~ and the Conversion Stock (collectively, the “Securities”) will be acquired for investment for such Purchaser’s own account, not as a nominee or agent (unless otherwise specified on such Purchaser’s signature page hereto), and not with a view to the resale or distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Purchaser further represents that such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities. If other than an individual, each Purchaser also represents it has not been organized solely for the purpose of acquiring the Securities.

7.3              Disclosure of Information; Non-Reliance. Each Purchaser acknowledges that it has received all the information it considers necessary or appropriate to enable it to make an informed decision concerning an investment in the Securities. Each Purchaser further represents that such Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities. Each Purchaser confirms that the Company has not given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities. In deciding to purchase the Securities, each Purchaser is not relying on the advice or recommendations of the Company and such Purchaser has made its own independent decision that the investment in the Securities is suitable and appropriate for such Purchaser. Each Purchaser understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

7.4             Investment Experience. Each Purchaser is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

7.5             Accredited Investor. Each Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act. Each Purchaser agrees to (a) completed the “Accredited Investor Questionnaire” contained in Exhibit C to this Agreement and (b) furnish any additional information requested by the Company to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities.

7.6              Restricted Securities. Each Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act or any state securities laws, by reason of specific exemptions under the provisions thereof which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of each Purchaser’s representations as expressed herein. Each Purchaser understands that the Securities are “restricted securities” under U.S. federal and applicable state securities laws and that, pursuant to these laws, such Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and registered or qualified by state authorities, or an exemption from such registration and qualification requirements is available. Each Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale and further acknowledges that, if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of such Purchaser’s control, and which the Company is under no obligation, and may not be able, to satisfy.

7.7              No Public Market. Each Purchaser understands that no public market now exists for the Note and that the Company has made no assurances that a public market will ever exist for the Notes.

7.8              No General Solicitation. Each Purchaser, and its officers, directors, employees, agents, equityholders or partners have not either directly or indirectly, including through a broker or finder solicited offers for or offered or sold the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502 of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act. Each Purchaser acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising within the meaning of Rule 502 of Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

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7.9              Residence. If the Purchaser is an individual, such Purchaser resides in the state or province identified in the address shown on such Purchaser’s signature page hereto. If the Purchaser is a partnership, corporation, limited liability company or other entity, such Purchaser’s principal place of business is located in the state or province identified in the address shown on such Purchaser’s signature page hereto.

7.10           Foreign Investors. If a Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Securities; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, conversion, redemption, sale, or transfer of the Securities. Each such Purchaser’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of such Purchaser’s jurisdiction. Each such Purchaser acknowledges that the Company has taken no action in foreign jurisdictions with respect to the Securities.

8.             Miscellaneous.

8.1              Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement will inure to the benefit of, and be binding upon, the respective successors and assigns of the parties; provided, however, that the Company may not assign its obligations under this Agreement without the written consent of the Requisite Noteholders. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns, and nothing herein, express or implied, is intended to or will confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

8.2              Choice of Law. This Agreement and the Notes, and all matters arising out of or relating to this Agreement, whether sounding in contract, tort, or statute will be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of Delaware.

8.3              Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will be deemed to be one and the same agreement. Counterparts may be delivered via facsimile, email (including PDF or www.docusign.com) or other transmission method, and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

8.4              Titles and Subtitles. The titles and subtitles used in this Agreement are included for convenience only and are not to be considered in construing or interpreting this Agreement.

8.5              Notices. All notices and other communications given or made pursuant hereto will be in writing and will be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by email or confirmed facsimile; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications will be sent to the respective parties at the addresses shown on the signature pages hereto (or to such email address, facsimile number or other address as subsequently modified by written notice given in accordance with this Section 8.5).

8.6              No Finder’s Fee. Each party represents that it neither is nor will be obligated to pay any finder’s fee, broker’s fee or commission in connection with the transactions contemplated by this Agreement. Each Purchaser agrees to indemnify and to hold the Company harmless from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of the transactions contemplated by this Agreement (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees or representatives is responsible. The Company agrees to indemnify and hold each Purchaser harmless from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of the transactions contemplated by this Agreement (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

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8.7              Expenses. Each party will pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

8.8              Attorneys’ Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party will be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

8.9              Entire Agreement; Amendments and Waivers. This Agreement, the Notes and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. The Company’s agreements with each of the Purchasers are separate agreements, and the sales of the Notes to each of the Purchasers are separate sales. Notwithstanding the foregoing, any term of this Agreement or the Notes may be amended and the observance of any term of this Agreement or the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Requisite Noteholders. Any waiver or amendment effected in accordance with this Section 8.9 will be binding upon each party to this Agreement and each holder of a Note purchased under this Agreement then outstanding and each future holder of all such Notes.

8.10          Effect of Amendment or Waiver. Each Purchaser acknowledges and agrees that by the operation of Section 8.9 hereof, the Requisite Noteholders will have the right and power to diminish or eliminate all rights of such Purchaser under this Agreement and each Note issued to such Purchaser.

8.11           Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provisions rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provisions, such provisions will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provisions were so excluded and this Agreement will be enforceable in accordance with its terms.

8.12          Transfer Restrictions.

(a)               “Market Stand-Off” Agreement. Each Purchaser hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s firm commitment underwritten public offering under the Securities Act pursuant to which the Common Stock will be listed on a national securities exchange (such offering, the “IPO”), and ending on the date specified by the Company and the managing underwriter(s) (such period not to exceed one hundred eighty (180) days, or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions): (A) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock (whether such units or any such securities are then owned by the Purchaser or are thereafter acquired); or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities; whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Section 8.12(a) will: (x) apply only to the IPO and will not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement; (y) not apply to the transfer of any units to any trust for the direct or indirect benefit of the Purchaser or the immediate family of the Purchaser, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer will not involve a disposition for value; and (z) be applicable to the Purchasers only if all officers and directors of the Company are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all members individually owning more than 5% of the outstanding Common Stock. Notwithstanding anything herein to the contrary (including, for the avoidance of doubt, Section), the underwriters in connection with the IPO are intended third-party beneficiaries of this Section 8.12(a) and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Purchaser further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with the IPO that are not inconsistent with this Section 8.12(a) or that are necessary to give further effect thereto.

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In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to each Purchaser’s registrable securities of the Company (and the Company securities of every other person subject to the foregoing restriction) until the end of such period. Each Purchaser agrees that a legend reading substantially as follows will be placed on all certificates representing all of such Purchaser’s registrable securities of the Company (and the Company securities of every other person subject to the restriction contained in this Section 8.12(a)):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD BEGINNING ON THE EFFECTIVE DATE OF THE COMPANY’S REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE COMPANY’S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SECURITIES.

(b)               Further Limitations on Disposition. Without in any way limiting the representations and warranties set forth in this Agreement, each Purchaser agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to make the representations and warranties set out in Section 6 and the undertaking set out in Section 8.12(a) of this Agreement and:

(i)                 there is then in effect a registration statement under the Securities Act covering such proposed disposition, and such disposition is made in connection with such registration statement; or

(ii)              such Purchaser has (A) notified the Company of the proposed disposition; (B) furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition; and (C) if requested by the Company, furnished the Company with an opinion of counsel reasonably satisfactory to the Company that such disposition will not require registration under the Securities Act.

Each Purchaser agrees that it will not make any disposition of any of the Securities to the Company’s competitors, as determined in good faith by the Company.

(c)               Legends. Each Purchaser understands and acknowledges that the Securities may bear the following legend:

THIS INSTRUMENT AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

8.13          Exculpation among Purchasers. Each Purchaser acknowledges that it is not relying upon any person, firm, corporation or equityholder, other than the Company and its officers and directors in their capacities as such, in making its investment or decision to invest in the Company. Each Purchaser agrees that no other Purchaser, nor the controlling persons, officers, directors, partners, agents, equityholders or employees of any other Purchaser, will be liable for any action heretofore or hereafter taken or not taken by any of them in connection with the purchase and sale of the Securities.

8.14          Acknowledgment. For the avoidance of doubt, it is acknowledged that each Purchaser will be entitled to the benefit of all adjustments in the number or amount of securities of the Company as a result of any splits, recapitalizations, combinations or other similar transactions affecting the Company’s securities underlying the Conversion Stock that occur prior to the conversion of the Notes.

8.15          Further Assurances. From time to time, each of the parties agrees to execute and deliver such additional documents and to provide such additional information as may reasonably be required to carry out the terms of this Agreement and the Notes and any agreements executed in connection herewith or therewith.

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8.16          Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER REPRESENTS AND WARRANTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

8.17          Company Non-Waivers. Except as otherwise specifically provided herein, the Company, does not waive presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of the Notes.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Convertible Note Purchase Agreement as of the date set forth above.

MOSAIC IMMUNOENGINEERING, INC.

By:__________________________________

Name: Steven King

Title: President and Chief Executive Officer

Address:	Mosaic ImmunoEngineering, Inc.

9114 Adams Ave., #202

Huntington Beach, CA 92646

IN WITNESS WHEREOF, the parties hereto have executed this Convertible Note Purchase Agreement as of the date set forth above.

__________________________________

Name: [PURCHASER NAME]

Address:

[STREET]

[CITY], [STATE] [ZIP CODE]

Principal Amount $________________

SCHEDULE OF PURCHASERS

Initial Closing Date: [MONTH] [DAY], 2022

Purchaser	Principal Amount of Promissory Note
[NAME]	[PRINCIPAL AMOUNT].00
TOTAL	[TOTAL AMOUNT].00

Subsequent Closing Date: [MONTH] [DAY], 2022

Purchaser	Principal Amount of Promissory Note
[NAME]	[PRINCIPAL AMOUNT].00
TOTAL	[TOTAL AMOUNT].00

EXHIBIT A

Form of Convertible Promissory Note

THIS INSTRUMENT AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

CONVERTIBLE PROMISSORY NOTE

No. CN-[NUMBER]	Date of Issuance

$[PRINCIPAL AMOUNT]	[MONTH] [DAY], 2022

FOR VALUE RECEIVED, Mosaic ImmunoEngineering Inc., a Delaware corporation (the “Company”), hereby promises to pay to the order of [PURCHASER NAME] (the “Noteholder”), the principal sum of $[PRINCIPAL AMOUNT], together with interest thereon from the date of this Note. Interest will accrue at a simple rate of eight percent (8.00%) per annum. Unless earlier converted into Conversion Stock pursuant to Section 4 of that certain Convertible Note Purchase Agreement, dated [DATE], 2022, by and among the Company, the Noteholder and the other parties thereto (the “Purchase Agreement”), the principal and accrued interest of this Note will be due and payable by the Company at Maturity.

This Note is one of a series of Notes issued pursuant to the Purchase Agreement, and shall be governed and construed in accordance with the terms and provisions thereof. Capitalized terms not defined herein will have the meanings set forth in the Purchase Agreement.

1.            Payment. The entire amount of this Note then outstanding and not converted into Conversion Stock shall be payable in full, together with any and all accrued interest thereon, at Maturity.

(a)                All payments will be made in lawful money of the United States of America at the principal office of the Noteholder, or at such other place as the Noteholder may from time to time designate in writing to the Company. Payment will be credited first to accrued interest due and payable, with any remainder applied to principal. Prepayment of principal, together with accrued interest, may not be made without the written consent of the Requisite Noteholders, except in the event of a Corporate Transaction (as set forth in Section 4.2 of the Purchase Agreement).

(b)               Payment on Non-Business Days. Whenever any payment to be made shall be due on a Saturday, Sunday, federal or state holiday, or a date on which banks in the State of California are authorized or required to be closed, such payment may be made on the next succeeding business day.

2.            Security. This Note is a general unsecured obligation of the Company.

3.            Conversion of the Notes. This Note and any amounts due hereunder will be convertible into Conversion Stock in accordance with the terms of Section 4 of the Purchase Agreement.

4.            Amendments and Waivers; Resolutions of Dispute; Notice. The amendment or waiver of any term of this Note, the resolution of any controversy or claim arising out of or relating to this Note and the provision of notice among the Company and the Noteholder will be governed by the terms of the Purchase Agreement.

5.            Successors and Assigns. This Note applies to, inures to the benefit of, and binds the respective successors and assigns of the parties hereto; provided, however, that, except in connection with a Corporate Transaction, the Company may not assign its obligations under this Note without the written consent of the Requisite Noteholders. Any transfer of this Note may be effected only pursuant to the Purchase Agreement and by surrender of this Note to the Company and reissuance of a new note to the transferee. The Noteholder and any subsequent holder of this Note receives this Note subject to the foregoing terms and conditions, and agrees to comply with the foregoing terms and conditions for the benefit of the Company and any other Purchasers (or their respective successors or assigns).

6.            Officers and Directors not Liable. In no event will any officer or Director of the Company be liable for any amounts due and payable pursuant to this Note.

7.            Limitation on Interest. In no event will any interest charged, collected or reserved under this Note exceed the maximum rate then permitted by applicable law, and if any payment made by the Company under this Note exceeds such maximum rate, then such excess sum will be credited by the Noteholder as a payment of principal.

8.            Choice of Law. This Note, and all matters arising out of or relating to this Note, whether arising in contract, tort, or statute shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of Delaware.

9.            Approval. The Company hereby represents that its board of directors, in the exercise of its fiduciary duty, has approved the Company’s execution of this Note based upon a reasonable belief that the principal provided hereunder is appropriate for the Company after reasonable inquiry concerning the Company’s financing objectives and financial situation. In addition, the Company hereby represents that it intends to use the principal of this Note primarily for the operations of its business, and not for any personal, family or household purpose.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has executed this Note as of the date set forth above.

MOSAIC IMMUNOENGINEERING, INC.

By:___________________________________

Name:

Title:

EXHIBIT C

ACCREDITED INVESTOR QUESTIONNAIRE

In order for the Company to offer and sell the Notes in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please check each category applicable to you as a Purchaser of the Notes.

_____	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

_____	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

_____	An investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 (the “Advisors Act”) or registered pursuant to the laws of a state;

_____	An investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Advisers Act;

_____	An insurance company as defined in Section 2(a)(13) of the Securities Act;

_____	An investment company registered under the Investment Company Act of 1940 (the “1940 Act”) or a business development company as defined in Section 2(a)(48) of the 1940 Act;

_____	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

_____	A Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act;

_____	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

_____	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

_____	A private business development company as defined in Section 202(a)(22) of the Advisers Act;

_____	An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, partnership, or limited liability company not formed for the specific purpose of acquiring the Notes, with total assets in excess of $5,000,000;

_____	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Notes, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

_____	A natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent (the term “spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse), at the time of his/her purchase exceeds $1,000,000, excluding (a) the value of his/her primary residence as an asset and (b) any debt securing such residence as a liability, except to the extent that such indebtedness is in excess of the estimated fair market value of such residence (joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent and assets need not be held jointly to be included in the calculation);

_____	A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse or spousal equivalent in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

_____	An executive officer or director of the Company;

_____	An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, the undersigned certifies that it has verified the accredited investor status of each of its equity owners within the past 12 months;

_____	An entity of a type not listed in items (1) through (13) or (17), not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000;

_____	A natural person holding in good standing one or more professional certificates or designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status including but not limited to the following certifications administered by FINRA: Licensed General Securities Representative (Series 7), Licensed Investment Adviser Representative (Series 65), and Licensed Private Securities Offerings Representative (Series 82);

_____	A natural person who is a “knowledgeable employee,” as defined in Rule 3c-5(a)(4) under the 1940 Act;

_____	A “family office,” as defined in Rule 202(a)(11)(G)-1 under the Advisers Act with assets under management in excess of $5,000,000, that is not formed for the specific purpose of acquiring the interest and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

_____	A “family client,” as defined in Rule 202(a)(11)(G)-1 under the Advisers Act, of a family office meeting the requirements of item 21 above and whose prospective investment in the issuer is directed by such family office.

A.    FOR EXECUTION BY AN INDIVIDUAL:

Date: [Month] [Day], 2022	By: _____________________________________ Print Name:

B.    FOR EXECUTION BY AN ENTITY:

Entity Name: ______________________________
Date: [Month] [Day], 2022	By: _____________________________________ Print Name: Title:

C.   ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):

Entity Name: ______________________________
Date: [Month] [Day], 2022	By: _____________________________________ Print Name: Title:

Entity Name: ______________________________
Date: [Month] [Day], 2022	By: _____________________________________ Print Name: Title: